                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 6, 2000

                               ZEBRAMART.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          10 PIEDMONT CENTER, SUITE 900
                             ATLANTA, GEORGIA 30305
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (404) 467-6955
                         (REGISTRANT'S TELEPHONE NUMBER)

                             ROYAL ACQUISITION, INC.
                        1850 EAST FLAMINGO RD., SUITE 111
                             LAS VEGAS, NEVADA 89119
                        (FORMER NAME AND FORMER ADDRESS)

         NEVADA                                                                                     58-2516038
(STATE OR OTHER JURISDICTION OF               (COMMISSION FILE NUMBER)                           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                                                  IDENTIFICATION NO.)




________________________________________________________________________________
ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         This Report includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This Act provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about themselves so long as they identify these statements as forward-looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those described in the forward-looking statements. All statements other than statements of historical fact we make in this Report are forward-looking. In particular, the statements herein regarding industry prospects and our future results of operations or financial position are forward-looking statements. Forward-looking statements reflect our current expectations and are inherently uncertain. Our actual results may differ significantly from our expectations. Exhibit 99.1 of this Form 8-K, entitled "Cautionary Statements and Risk Factors" describes some, but not all, of the factors that could cause these differences.

         (a) On March 6, 2000, pursuant to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of March 1, 2000, effective as of March 6, 2000, zebramart.com, inc., a Nevada corporation ("ZMRT"), acquired 100% of the issued and outstanding stock of Royal Acquisition, Inc., a Nevada corporation ("Registrant"). The Merger Agreement has previously been reported on Form 8-K and filed on March 6, 2000.

         As a result of our 100% ownership of the Registrant, our Board of Directors on February 29, 2000, by unanimous written consent, elected to merge the Registrant into ZMRT pursuant to Nevada Revised Statutes ("NRS") Section 92A-100 and caused our officers to file the Certificate of Merger ("Merger") dated March 1, 2000, effective March 6, 2000, and incorporated by reference to the Registrant's Form 8-K filed March 6, 2000. As a result of the Merger, we will continue as the surviving company.

         Prior to the effectiveness of the Merger, ZMRT had an aggregate of 291,472,997 shares of common stock $.00001 par value, outstanding. Upon effectiveness of the merger on March 6, 2000, ZMRT had an aggregate of 293,472,997 shares of common stock outstanding. On March 13, 2000, we issued 43,271,601 additional shares to acquire outstanding shares of our majority owned subsidiary and predecessor, zebramart.com, a Georgia corporation. We have an obligation to issue 1,985,780 shares to acquire the remaining shares of this subsidiary. An additional 64,497,504 shares of our common stock are subject to options granted to employees and consultants.

         The officers of ZMRT will continue as the officers of the successor issuer. See "Management" below. The officers, directors, and bylaws of ZMRT will continue without change as the officers, directors, and bylaws of the successor issuer.

         A copy of the Certificate of Merger dated March 1, 2000, effective March 6, 2000, was filed with the Registrant's Form 8-K filed March 6, 2000, and is incorporated by reference herein. The foregoing description is modified by such reference.

         (b) The following table contains information regarding the shareholdings of our current directors and executive officers and those persons or entities who beneficially own more than 5% of our common stock as of March 6, 2000 (giving effect to the exercise of the options exercisable by such person within sixty (60) days of the date hereof, if any):


                                            Amount of Common                    % of Common Stock
Name                                        Stock Beneficially Owned            Beneficially Owned

David W. Kenner                                   400                                  *
   CEO, COO, Chairman of the Board

Roger Haggerty                                    200                                  *
   CFO, Director

William Head                                129,401,342                           38.66%
   Director

Jimmy Carter                                29,115,302                             8.70%

J. Smythe Rich                              56,613,074                            16.91%

-------------------------------
*  Represents less than 1% of the outstanding common stock.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         (a) As a result of ZMRT's merging with Registrant, pursuant to NRS
Section 92A.250, Registrant's existence as a separate entity ceased and its outstanding shares have been canceled with ZMRT assuming Registrant's reporting obligations under successor issuer status as more fully detailed in Section 12(g)(3) of the Securities Exchange Act of 1934.

         (b) We intend to continue developing and marketing our membership-based, rewards-oriented, consumer website. The Company offers our members a wide selection of lifestyle products through the Internet. Additionally, we plan to open the first of our physical stores to capitalize on a "click and mortar" approach to e-tailing.

BUSINESS

THE COMPANY

         Zebramart.com, inc. (the "Company" or "ZMRT") is a publicly traded (OTCBB:ZMRT) membership-based, rewards-oriented, consumer website retailer offering a wide selection of upscale lifestyle products through the Internet and eventually through our planned click-and-mortar stores.

         The Company's business strategy is comprised of six facets:

               - To focus our product selections closely on our demographic target audience.

               - To acquire and retain members without massive spending on traditional media campaigns.

               -    To make our rewards program a leader in the industry.

               - To exceed customer expectations in all aspects of customer care.

               - To apply technology systems that will enhance the sales and service aspects of zebramart.com.

               -    Strategic acquisitions

         Our "click and mortar" approach to retailing, which incorporates the best of traditional retail and e-commerce, has been viewed as a more successful path for e-tailers than pure virtual presence on the Internet. Some consumers are wary of e-tailers with no presence in the traditional retail space. The zebramart.com website will be complimented by a physical presence. The physical store also will enhance our branding efforts. It provides a seamless transition of the customer experience from the Internet to our mortar operation. Our members will enjoy top quality service plus special events planned around their interests. Depending on Capital availability, we plan to open additional stores in the next 6 to 24 months.

         Our rewards program credits our members' zebramart accounts for every purchase they make on our website. This program results in considerable savings for our members and provides a compelling incentive for them to return to our site. Currently zebrapoints can be applied toward future purchases or exchanged for frequent flier miles on participating airlines. Future plans for additional member benefits are being developed. Our goal is to have a best-of-class members rewards program.

         Anyone can access the zebramart.com website, but only those purchases made by members are eligible to earn zebrapoints. We are evaluating several types of membership levels. The current program calls for consumers to pay
$35 for an annual membership to our website shopping gallery. Other programs under consideration include a free membership and two separate levels of premium membership. The level of zebrapoints would be based on the membership level.

         We provide consumers with an on-line shopping experience that incorporates traditional specialty store and mail order features into an interactive and easy-to-use online environment. Our retailing model capitalizes on the reach of the Internet and enables us to reach a geographically diverse consumer base. Our current delivery capability is within North America and is consistent with our customer-acquisition activities. Our research indicates that our target demographic group is more focused on quality than sales price or cost. We therefore have made a conscious decision to offer a focused and specialized product selection to our members.

         We believe that we can compete with other high-end retailers and e-tailers by offering a targeted selection of sought after branded and unique products through our website. Our online structure allows us to make changes and additions to our product lines in response to changes in product availability and customer demand.

PRODUCT OFFERING - PRODUCT OVERVIEW

         Our online store provides high quality digital images and detailed information on our selection of products, which we conveniently organize into departments by brand and category. Our high-resolution product images are supplemented with related textual information, including reviews, specifications, human-interest stories and cross-promotional information content. We believe in providing the upscale consumer with an attractive and informative experience that encourages them to return to the site often. Major categories of products that we currently offer or plan to provide for our online shoppers include:

         - Women's and Men's Fashion Accessories - Kids Games, Toys, Hobbies, Limited Apparel, and Home Furnishings
         -    Fine Art Gallery
         -    China & Crystal
         -    Executive Gifts - Travel & Leisure
         -    SPA
         -    Home Furnishings and Accessories
         -    Kitchen Goods & Small Electrics
         -    Pet Accessories
         -    Gourmet Food
         -    Fine Cigars and Accessories

PRODUCT OFFERING - THE STRATEGY

         We currently utilize the following merchandising strategies to enhance our customers' shopping experience:

         - EMPLOY EXPERIENCED BUYERS: We employ a staff of buyers experienced with the various merchandise categories that we offer to consumers. This allows us to enhance and build relationships with high quality manufacturers and suppliers.

         -        PRODUCT SELECTION CRITERIA: Our focus is on four areas.

                           Products of known luxury manufacturers Handmade products Products that are unique and stylish Products that are artistic in nature

         - OFFER PREMIUM QUALITY SPECIALTY GIFTS: We offer items, such as fashion accessories, jewelry and specialty gifts, which have enjoyed strong catalog and mail order sales in the past. We believe such products are similarly suitable for Internet retailing.

         - PROMOTE HOLIDAY THEMES: We plan to capitalize on gift-giving occasions with a planned Holiday section offering various items and information pertaining to a particular holiday. For example, zebramart.com members can shop, get information and order a Father's Day gift in a matter of minutes. Through the zebramart.com Holiday section, members can choose gifts that meets their needs without spending their valuable time fighting traffic or crowds in the traditional retail environment. Our exceptional product selection will be enhanced by specialized gift-wrapping service and personalized communications. In addition, our comprehensive relational database, currently under construction, will allow us to provide narrowly focused content and product displays based on customer preferences, purchasing history, site behavior and seasonal considerations.

         - PROVIDE COMPELLING CONTENT: It is our intent to make the zebramart.com site an entire experience for the upscale consumer. This means that we must offer additional services and experiences beyond fundamental shopping. We intend to add value to our customer relationship by providing them with interesting and original written content and photography about events and issues of importance. Our roster of contributing columnists will provide compelling literary content to zebramart.com members.

         - MINIMIZE INVENTORY OBSOLESCENCE RISK: Our strategy does not include products that are high fashion and highly seasonal.

         - CUSTOMER VALUE PROPOSITION: We have adopted a strategy of excellent member rewards, which motivates loyal shoppers and rewards them more than the traditional price-competition model.

MEMBER ACQUISITION AND RETENTION

ACQUISITION STRATEGY

         - UTILIZE REVENUE SHARING MODELS: We believe that we can lower customer acquisition costs by obtaining advertising through a revenue-sharing model rather than by purchasing advertising with working capital. Business partners will be compensated for sending a shopper to the site with a percentage of the purchase price. Additionally, advertisers who send prospects to our site that become members will be compensated with a percentage of the membership fee. In certain instances, we may issue equity in the Company as payment for advertising. We believe that this cooperative strategy will enable us to achieve national brand recognition and profitability more quickly than our competition.

         - ON-LINE PARTNERS PROGRAM: As an alternative to purchasing portal web real estate we will aggressively market our services online through a revenue-sharing business model. Under this advertising model, we will compensate partner websites that generate website traffic to us resulting in new memberships or additional revenues.

         - OFF-LINE PARTNERS PROGRAM. This effort is focused on organizations with high membership numbers that fit into our demographic target. Our efforts focus on encouraging large organizations to provide their members with information on our website in return for a percentage of membership sign up fees and purchases from their members.

RETENTION STRATEGY

         We believe the keys to member retention are:

         1.       Loyalty Rewards Programs
         2.       Exceptional Customer Care
         3. Continual editorial content focused on issues important to our demographic target audience
         4.       Revenue sharing with host organizations
         5.       Membership retention programs

MEMBER REWARDS PROGRAM

         Member purchases earn zebrapoints on each purchase. These points can be redeemed on future purchases, used for renewing membership and can be converted into frequent flyer points with four major airlines. Additional plans for point redemption include conversion to other reward programs with high-profile hotel chains and credit card issuers. An additional offering under consideration is the ability to convert zebrapoints to cash for donation to a favorite charity. We intend to be a leader and to have a best-in-class members' reward program.

CUSTOMER CARE

         Our overall objective is to exceed customer expectations. We work with high quality manufacturers and suppliers who stand behind their products. Warehousing and delivery are focused on premier levels of customer service. Merchandise returns are easy and hassle-free. Our highest priority is protecting the credit and personal information of our members. We employ state-of-the-art security systems, and we have pledged to respect our members' privacy. Our members are advised that their contact and demographic information will not be sold or shared with another organization without their permission. Our help desk is staffed with highly qualified customer care representatives who are empowered to help customers.

TECHNOLOGY

         The performance, reliability and availability of our Internet store, transaction-processing systems and network infrastructure are critical to our reputation and our ability to attract and retain customers. We are committed to providing exceptional customer care. Our revenues depend on the number of members we attract and our ability to service their needs in the manner they expect. Their level of satisfaction is directly proportional to our success. With that in mind, we place an emphasis on utilizing the latest technology.

         - NETWORK INFRASTRUCTURE: Our server and network architecture are designed to do the following:

                           a. Provide high-speed, reliable access 24 hours a day, 365 days a year
                           b. Accommodate several thousand simultaneous visitors concurrently
                           c. Allow for rapid scaling of hardware and bandwidth to accommodate rapid growth and changes in site traffic.

         - SYSTEMS: We are currently upgrading our site management, search, customer interaction, transaction-processing and fulfillment services and systems with the top market performers in those categories. Our internal creative group and software engineers will enhance these advanced systems. Our enhanced information systems consist of the following four integrated systems which will be supported by a unified relational database:

         -        e-commerce store
         -        brick and mortar stores
         -        call center / customer care system
         -        accounting / general ledger / merchandise planning system.

         Our e-commerce systems have advanced data mining capabilities that allow us to provide up-sales and cross sales of products to our customers. Our e-commerce store system contains information about all items in our on-line stores, including retail price, cost, color and size characteristics, group information and all manufacturer related information. Once the manufacturers offer their products to us, the data sets are published (downloaded) to our site.

         Our main sales venue is our Internet store, which is designed to give customers a convenient and safe environment to conduct their purchases. All transactions are secured by using Secure Sockets Layer ("SSL") encryption that protects the information as it is transmitted between the customer/browser and our Internet site.

         Our ordering system is designed to retrieve ordering information from the selling system, validate credit cards, process orders, create and issue purchase orders to our distribution points and handle all post-sale marketing efforts. The ordering system software is designed to give both us and our customers' instant access to all of the member's individual information, to automatically update all changes to a member's order and inform the member of order status by automated e-mail communications. We can access the customer profile information to search and analyze the member's demographics and buying patterns in order to suggest new products and offers that may appeal to the member. The system also rapidly communicates with the distribution point facilities for updates on order shipments and stock status positions.

         - WEBSITe: Our site is located at www.zebramart.com. With a simple graphical interface and sophisticated functionality, our website is designed to be quick and easy to use. Our home page contains direct links, both in graphic and text formats, to shopping, special events, coming soon, zebrapoints, join and members lounge. By clicking on a shopping category, users are presented with detailed product information, and in most cases, a quality photo image of the product. Our home page also serves as a familiar base to which shoppers can return to find key destinations within the store.

SECURITY GUARANTEE

          The issue of security is one of the largest barriers to a potential customer's willingness to conduct commerce over the Internet. Many computer users have concerns about the safety of their personal information, such as credit card account numbers, social security numbers and bank account information. Concerns about the security of the Internet include the authenticity of the user, verification and certification methods of who these users are, and privacy protection for access to private information transmitted over the Internet. However, recent advances in this area have greatly reduced the possibility of such unauthorized access or use. We employ a number of security measures to ensure safe, secure electronic commerce for our customers. Additionally, we provide a money-back security guarantee to protect members against fraud. If a member's credit card number is stolen while making a purchase, we will reimburse all of the charges not covered by his or her credit card issuer. For shoppers making online credit card transactions, we use Secure Socket Layer ("SSL").

EMPLOYEE RETENTION STRATEGIES

         We operate in a competitive environment for qualified employees. In addition to competitive salaries, we offer medical and dental insurance, life insurance, and disability insurance coverage. We also have a 401-K savings plan. Every full time employee is eligible to participate in our stock option program. The size of stock option grants typically are correlated to either a percentage of the participating employee's salary or the achievement of pre-established performance goals.

COMPETITION

         It is our intent to provide more to our customers than our competitors are able to provide in today's e-commerce space. We intend to provide our members with an experience that surpasses what is available among those sites currently involved in the retail marketplace. We believe our combination of customer service, content and information exceeds what is available from our competitors at this time.

However, we keep a close watch on these sites, since their strategy of marketing to an upscale demographic audience has things in common with ours. Direct or indirect competitors include:

         RedEnvelope.com
         Luxuryfinder.com
         Bocado.com
         Ashford.com
         Send.com
         Camdens.com

Additionally, we also watch successful brick-and-mortal retail operations to learn from them. These include:

         Neiman-Marcus
         Gumps
         Horchow
         Tiffany & Co.

BUSINESS PARTNERS AND VENDORS

         Marketing and Customer Acquisition

                  US Web/CKS
                  Road Runner
                  Promotions.com
                  Motley Fool
                  ebrick.com
                  Sweepclub.com

         Technology Partners and Vendors

                  Blue Martini
                  Sun Microsystems
                  Oracle
                  SAP

FINANCIAL RESULTS

         We launched our initial web site on December 1, 1999. This "soft launch" has been accompanied by an in-depth analysis of products, web site presentation, underlying web site software, branding efforts and fulfillment strategy.

         Consequently, we have postponed building the full business development and marketing teams. We have also re-focused our web site presentation and marketing efforts on our demographic target. More resources have been allocated to the product area and we are moving from a direct ship approach to having our own fulfillment center. We believe a fulfillment center is mandatory in order to achieve high customer satisfaction. As a result of our soft launch strategy, product and membership revenue has not been significant. They are not expected to materially increase prior to the summer of 2000 at which time we expect our business development team to be fully staffed and our national branding effort to have begun. We believe our deliberate approach to measured growth should result in attracting and retaining higher caliber members.

         For the first 6 weeks of business, we averaged 1,100 unique visitors per week. With no advertising and limited business partners, unique visitors for the most recent 6 weeks have climbed to an average of 6,200. Visitors now spend an average of 7 minutes on our web site, which is an increase of 25% from our inception. There can be no assurances that increased page views and time on the site will translate into revenue.

PROPERTY

         We maintain our headquarters in leased offices at 10 Piedmont Center, Suite 900, Atlanta, GA 30305 under a lease that runs through July 31, 2004. Our phone number is (404) 467-6955.

         Our other property consists of general office equipment, telephone equipment, computer hardware and software systems and office furniture. Such other property is periodically updated, replaced or repaired.

LITIGATION

         A former employee has filed suit against us for specific performance of an employment agreement and deliverance of stock options related to employment. The maximum liability under this action is estimated at no more than $50,000. We believe that we have adequate defenses to prevail in this matter.

MARKET FOR ZMRT SECURITIES

         We have been a non-reporting publicly traded company with certain of our securities issued pursuant to exemptions from registration under the Securities Act of 1933 pursuant to Rule 504 of Regulation D and Rule 701 of the General Rules and Regulations of the Securities and Exchange Commission. Our common stock is traded on the OTC Bulletin Board operated by Nasdaq under the symbol ZMRT. We have not filed a registration statement with the Securities and Exchange Commission and have not been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

         We are required to become a reporting company by the close of business on March 23, 2000 or no longer be listed on the OTC Bulletin Board. We have effected the merger with Royal Acquisitions, Inc. and have become a successor issuer thereto in order to comply with the reporting company requirements for listing on the OTC Bulletin Board.

         The following table represents the average prices for our common stock through March 6, 2000:

                                    Opening                   High              Low            Closing
                                    Price                     Bid               Bid              Bid

Jan., 2000                           .7656                     .8125             .5000            .6562
Feb., 2000                           .6875                    2.2969             .4531           1.2500
Mar., 2000                          1.2969                    1.5469            1.1250             N/A

MANAGEMENT

         The Company's executive officers, directors, key employees and advisors are as follows:

NAME                       TITLE                                                        AGE

David W. Kenner            CEO, COO and Chairman of the Board                   42
Roger E. Haggerty          Chief Financial Officer and Director                 58
William G. Head            Director                                             40

G. Simms Jenkins IV        Director of Business Development                     26
Angela Ocheltree           Director of Merchandising                            41
Alex Armstrong             Creative Director                                    31
Suzanne Brownlow           Managing Editor                                      39
Steve Aufderheide          Director of Software Development                     33

BIOGRAPHICAL INFORMATION

         Biographical information concerning all of the directors and executive officers is set forth below:

David W. Kenner
CEO, COO and Chairman of the Board

Mr. Kenner has been in the software development and telecommunications industries for 18 years. He has spent the last 15 years specializing in building software development organizations and world-class development teams. Mr. Kenner has successfully built large software development organizations for companies such as IBM, Checkfree Corporation, and SunTrust Banks. Mr. Kenner has been widely praised in the software industry for his foresight and vision. Prior to joining zebramart, Mr. Kenner was the president and founder of CYLABS. CYLABS was founded in 1994, and quickly became one of the top Internet design and system integration firms in the Southeast. CYLABS specialized in integrating interactive web sites with client's in-house systems and call centers. In
1999, Mr. Kenner and his business partners sold CYLABS. Mr. Kenner's responsibilities at zebramart include coordinating the daily operations of the company, building an online strategy for the future, and building relationships with our business partners. Mr. Kenner joined zebramart.com in October 1999, initially as our Chief Operating Officer.

Roger Haggerty
Executive Vice President and Chief Financial Officer,

Mr. Haggerty is responsible for financial systems, internal controls, financial reporting, budgeting, forecasting and investor relations. Mr. Haggerty is a veteran of both public and private sector accounting. He has spent the last 25 years specializing in the specific role of helping growing national and international companies succeed through the implementation of rigid financial systems, proper staffing and careful financial and strategic planning. Prior to this, Mr. Haggerty spent 7 years working for KPMG Peat Marwick. Companies he has worked as controller, treasurer and CFO for start-ups, technology companies, and multi-location distribution and manufacturing concerns with up to $500 million of revenue. Mr. Haggerty was part of the turnaround team at Solomon Bros. LTD in Nassau, Bahamas in 1994 and 1995. Mr. Haggerty moved to Atlanta in 1996 and started a CFO services business that has merged with Renaissance Partners, LLC. On January 31, 2000, Mr. Haggerty joined zebramart.com on a permanent basis.

William G. Head
Director

Mr. Head is the founder and a director of zebramart.com. A lifelong entrepreneur, Mr. Head has significant experience in merchandising, marketing and retailing. He pioneered coupon calendar programs for RJR-Nabisco and Domino's Pizza, and he holds several patents, including one for manufacturing a biodegradable replacement for polystyrene. He previously served as the President and Founder of Oops, a retail chain specializing in off-price goods manufactured for upscale brands such as Brooks Brothers, Lands' End, J. Crew and L.L. Bean. He also co-founded Links Direct, Inc. a mail-order catalog specializing in golf products, apparel, equipment and lifestyle items.

G. Simms Jenkins
Director of Business Development

Mr. Jenkins implements alliances with strategic partners in a variety of different industries. These include e-commerce, internet service providers, large media organizations and financial services companies. Before joining zebramart.com, Mr. Jenkins served as Marketing Director for the Georgia State Games Commission, the state sports marketing agency. In this capacity, he was responsible for research, sponsorship sales and account management for clients such as CITGO Petroleum, Days Inn and Powertel. He also served as an Account Executive for Lang and Associates, a sports marketing and consulting firm, on the Coca-Cola account. Mr. Jenkins also worked for the Atlanta Committee on the Olympic Games (ACOG) during the Centennial Olympic Games.

Angela Ocheltree
Director of Merchandising

Ms. Ocheltree brings years of experience searching the world for unusual and rare finds. She has spent much of her career creating unique and memorable experiences for customers, with clients such as Discovery Channel, Reebok and GNC Live Well. Ms. Ocheltree brings a national scope to zebramart.com and focuses her experience on finding exceptional merchandise for the Internet's premier luxury shopping club.

Alex Armstrong
Creative Director

Mr. Armstrong brings a wealth of experience to his position. Prior to joining zebramart.com, Mr. Armstrong served as Senior Web Developer/Technical Lead at SunTrust Bank. Previously, he was the Co-owner/Lead Developer of the Web startup company Interlinx, which built the initial interface to the web world for Century Telephone, the 8th largest local telephone provider and 10th largest cellular provider in the country. His goals at zebramart.com include supporting the market direction of the company. Mr. Armstrong heads up the design team and oversees all creative aspects of the zebramart.com site.

Suzanne Brownlow
Managing Editor

Ms. Brownlow is responsible for developing and implementing the creative voice of the site. She has many years of experience in the publishing industry as a writer and editor, including seven years on the editorial staff of the WINSTON-SALEM JOURNAL, an award-winning daily newspaper. Her work has been featured in a variety of publications, and she has received awards for poetry, editorials and feature writing. Ms. Brownlow works with the design team to ensure compelling and interesting literary content for the Internet's premier luxury shopping club.

Steve Aufderheide
Director of Software Development

Mr. Aufderheide has many years' experience in the computer industry. Prior to joining zebramart.com, Mr. Aufderheide was the Senior Development Manager with a Georgia-based consulting firm. There he headed major development efforts for many of the State Government offices for the state of Georgia. Previously, Mr. Aufderheide was the Director of IS/IT for one of the top money management firms in the country. There he was instrumental in the integration of internal systems with various trading platforms and the many stock exchanges.

RELATED TRANSACTIONS

         We paid the Avenel Financial Group ("Avenel") a ten (10%) percent fee for the equity funds raised by Avenel for us in 1999. The fee paid to Avenel was $154,636.

ITEM 5.  FINANCIAL STATEMENTS

         We are not filing any financial statements with this Form 8-K. We will file financial statements as part of an amendment to this Form 8-K no later than sixty (60) days from the date of this filing.

EXHIBITS

99.1     List of Cautionary Statements and Risk Factors
99.2 Certificate of Merger, dated March 1, 2000, effective March 6, 2000, merging zebramart.com, inc. into Royal Acquisitions, Inc.
         (incorporated by reference to the Registrant's Form 8-K filed
         March 6, 2000)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             zebramart.com, inc.

Date:  March 21, 2000                        By:   /s/ Roger E. Haggerty
                                                --------------------------------
                                                    Roger E. Haggerty
                                                    (Principal Financial and

                                                      Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

          99.1              List of Cautionary Statements and Risk Factors

          99.2 Certificate of Merger, dated March 1, 2000, effective March 6, 2000, merging zebramart.com, inc. and Royal Acquisitions, Inc. (incorporated by reference to the Registrant's Form 8-K filed
                            March 6, 2000).